FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): March 25, 2003


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-7
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               383 Madison Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-7,on March 25, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.47)  March 25, 2003 - Information on Distribution to
                                          Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   April 7, 2003                    By:      /S/Joseph Jurkowski Jr.
                                                    Joseph Jurkowski Jr.
                                                Vice President/Asst.Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.47)       March 25, 2003 - Information on Distribution to
                                        Certificateholders




      March 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.47
                             TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-7




                           Beginning    Pass Thru     Principal      Interest        Total       Ending Cert./
  Type        Class       Cert. Bal.       Rate      Dist. Amt.     Dist. Amt.       Dist.       Notional Bal.
 Senior         A       $12,796,843.60   6.86414%   $3,192,742.73    $73,199.41  $3,265,942.14    $9,604,100.87
               B-1         1,460,600.00  6.86414%            0.00      8,354.80        8,354.80     1,460,600.00
               B-2           730,300.00  6.86414%            0.00      4,177.40        4,177.40       730,300.00
               B-3           486,800.00  6.86414%            0.00      2,784.55        2,784.55       486,800.00
               B-4           243,400.00  6.86414%            0.00      1,392.28        1,392.28       243,400.00
               B-5           243,400.00  6.86414%            0.00      1,392.28        1,392.28       243,400.00
               B-6           487,180.52  6.86414%            0.00      2,786.73        2,786.73       487,180.52
               R-1                    0  6.95353%            0.00          0.00           0.00             0.00

                         $16,448,524.12             $3,192,742.73    $94,087.45  $3,286,830.18   $13,255,781.39

CERTIFICATE ACCOUNT
Beginning Balance                                             0.00

Deposits

         Payment of Interest and Principal            3,291,596.93
         Liquidations, Insurance Proceeds, Reserve            0.00
         Proceeds from Repurchased Loans                      0.00
         Other Amounts (Servicer Advances)                    0.00
         Realized Losses                                      0.00
         Prepayment Penalties                                 0.00

Total Deposits                                        3,291,596.93

Withdrawals
         Reimbursement for Servicer Advances                  0.00
         Payment of Service Fee                           4,766.75
         Payment of Interest and Principal            3,286,830.18

Total Withdrawals (Pool Distribution Amount)          3,291,596.93

Ending Balance                                                0.00



PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall               0.00
Servicing Fee Support                                         0.00
Non-Supported Prepayment/Curtailment Interest Short           0.00


SERVICING FEES
Gross Servicing Fee                                       4,561.13
Trustee Fee- Wells Fargo Bank, N.A.                         205.62
Supported Prepayment/Curtailment Interest Shortfall           0.00
Net Servicing Fee                                         4,766.75



           DELINQUENT                                               BANKRUPTCY
           No of Loans    Prin Balance                             No of Loans    Prin Balance
                                                   0-29 Days            0                  0.00
30 Days         0                  0.00            30 Days              0                  0.00
60 Days         0                  0.00            60 Days              0                  0.00
90 Days         0                  0.00            90 Days              0                  0.00
120 Days        0                  0.00            120 Days             0                  0.00
150 Days        0                  0.00            150 Days             0                  0.00
180+ Days       0                  0.00            180+ Days            0                  0.00

                0                  0.00                                 0                  0.00

                                                   0-29 Days        0.000000%         0.000000%
30 Days     0.000000%         0.000000%            30 Days          0.000000%         0.000000%
60 Days     0.000000%         0.000000%            60 Days          0.000000%         0.000000%
90 Days     0.000000%         0.000000%            90 Days          0.000000%         0.000000%
120 Days    0.000000%         0.000000%            120 Days         0.000000%         0.000000%
150 Days    0.000000%         0.000000%            150 Days         0.000000%         0.000000%
180+ Days   0.000000%         0.000000%            180+ Days        0.000000%         0.000000%

            0.000000%         0.000000%                             0.000000%

           FORECLOSURE                                                 REO
           No of Loans    Prin Balance                             No of Loans    Prin Balance
0-29 Days       0                  0.00            0-29 Days            0                  0.00
30 Days         0                  0.00            30 Days              0                  0.00
60 Days         0                  0.00            60 Days              0                  0.00
90 Days         0                  0.00            90 Days              0                  0.00
120 Days        0                  0.00            120 Days             0                  0.00
150 Days        0                  0.00            150 Days             0                  0.00
180+ Days       0                  0.00            180+ Days            0                  0.00

                0                  0.00                                 0                  0.00

0-29 Days   0.000000%         0.000000%            0-29 Days        0.000000%         0.000000%
30 Days     0.000000%         0.000000%            30 Days          0.000000%         0.000000%
60 Days     0.000000%         0.000000%            60 Days          0.000000%         0.000000%
90 Days     0.000000%         0.000000%            90 Days          0.000000%         0.000000%
120 Days    0.000000%         0.000000%            120 Days         0.000000%         0.000000%
150 Days    0.000000%         0.000000%            150 Days         0.000000%         0.000000%
180+ Days   0.000000%         0.000000%            180+ Days        0.000000%         0.000000%

            0.000000%                                               0.000000%

                                                                      TOTAL
                                                                   No of Loans    Prin Balance
                                                   0-29 Days            0                  0.00
                                                   30 Days              0                  0.00
                                                   60 Days              0                  0.00
                                                   90 Days              0                  0.00
                                                   120 Days             0                  0.00
                                                   150 Days             0                  0.00
                                                   180+ Days            0                  0.00
                                                                        0                  0.00

                                                   0-29 Days        0.000000%         0.000000%
                                                   30 Days          0.000000%         0.000000%
                                                   60 Days          0.000000%         0.000000%
                                                   90 Days          0.000000%         0.000000%
                                                   120 Days         0.000000%         0.000000%
                                                   150 Days         0.000000%         0.000000%
                                                   180+ Days        0.000000%         0.000000%

                                                         0.000000%  0.000000%

Current Period Class A Insufficient Fun        0.00
Principal Balance of Contaminated Prope        0.00
Periodic Advance                               0.00

         SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

         Original $     Original %     Current $   Current %      Current Class Prepayment %

Class A     3,651,680.52    3.75000642%3,651,680.52   27.54783298%    72.452167%  100.00000000%
Class B-1   2,191,080.52    2.25007800%2,191,080.52   16.52924452%    11.018588%    0.00000000%
Class B-2   1,460,780.52    1.50011380%1,460,780.52   11.01995028%     5.509294%    0.00000000%
Class B-3     973,980.52    1.00020612%  973,980.52    7.34759039%     3.672360%    0.00000000%
Class B-4     730,580.52    0.75025228%  730,580.52    5.51141044%     1.836180%    0.00000000%
Class B-5     487,180.52    0.50029844%  487,180.52    3.67523049%     1.836180%    0.00000000%
Class B-6           0.00    0.00000000%        0.00    0.00000000%     3.675230%    0.00000000%






                        COLLATERAL STATEMENT

Collateral Description                                            Mixed Fixed
Weighted Average Gross Coupon                                          7.211893%
Weighted Average Net Coupon                                            6.879137%
Weighted Average Pass-Through Rate                                     6.864137%
Weighted Average Maturity (Stepdown Calculation)                             300

Beginning Scheduled Collateral Loan Count                                     30
Number of Loans Paid in Full                                                   3
Ending Scheduled Collateral Loan Count                                        27

Beginning Scheduled Collateral Balance                             16,448,524.13
Ending Scheduled Collateral Balance                                13,255,781.40
Ending Actual Collateral Balance at 28-Feb-2003                    13,255,781.40

Monthly P&I Constant                                                   98,854.17
Special Servicing Fee                                                       0.00
Prepayment Penalties                                                        0.00
Realized Loss Amount                                                        0.00
Cumulative Realized Loss                                                    0.00

Class A Optimal Amount                                              3,265,942.14
Class AP Deferred Amount                                                    0.00

Ending Schedule Balance for Premium Loans                          13,255,781.40
Ending Schedule Balance for Discount Loans                                  0.00
Scheduled Principal                                                         0.00
Unscheduled Principal                                               3,192,742.73



